                                  Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

     On April 19, 2001, M & F Worldwide Corp. (the "Company") and PX Holding Corporation ("PX Holding"), a wholly owned subsidiary of Mafco Holdings Inc., entered into a stock purchase agreement, pursuant to which the Company acquired (the "Panavision Acquisition") from PX Holding 7,320,225 shares of common stock of Panavision Inc. ("Panavision"). The aggregate consideration to PX Holding for the Panavision Acquisition consisted of (i) 1,500,000 shares of common stock of the Company, par value $.01 per share (the "Common Stock"), issued from the Company's treasury, (ii) 6,182,153 newly issued shares of preferred stock of the Company, having a liquidation preference of $6.50 per share and one vote per share, (the "Preferred Stock"), and (iii) $80,000,000 in cash.

     The following unaudited pro forma financial data of the Company are based on the consolidated financial statements of the Company adjusted to give effect to the Panavision Acquisition. The pro forma balance sheet data give effect to the Panavision Acquisition as if it occurred on April 1, 2001. The unaudited pro forma statement of income data for the year ended December 31, 2000 and the three month period ended April 1, 2001 give effect to the Panavision Acquisition as if it occurred on January 1, 2000.

     The unaudited pro forma financial data give effect to certain pro forma adjustments which are described in the notes to these statements. The pro forma adjustments are based on available information and certain assumptions that management of the Company believes are reasonable. The pro forma financial data do not purport to represent what the Company's financial position or results of operations would have actually been had the Panavision Acquisition, in fact, occurred on such dates, or to project the Company's financial position or results of operations for any future date or period.

     The Company has applied the purchase method of accounting to its approximately 83.5% equity interest in Panavision and the purchase price allocation is preliminary. The final allocation will be based on a complete evaluation of the assets acquired and liabilities assumed. Accordingly, the information presented herein may differ from the final purchase price allocation.

     The unaudited pro forma financial data should be read in conjunction with the historical financial statements of the Company and Panavision, including the related notes thereto.

M & F Worldwide Corp.
Unaudited Pro Forma Condensed Balance Sheet
April 1, 2001
(In millions)

                                                Historical                                             Pro Forma
                                                   M&F            Historical                              M&F
                                                Worldwide         Panavision        Pro Forma          Worldwide
                   ASSETS                     April 1, 2001     April 1, 2001      Adjustments       April 1, 2001
                                              ---------------   ---------------   ---------------    ---------------
Current assets:
     Cash, cash equivalents                           $ 35.1             $ 4.2            $ 90.8 (1)         $ 24.6
                                                                                           (24.5)(2)
                                                                                           (81.0)(3)
     Trade accounts receivable, net                     13.1              31.4                                 44.5
     Inventories                                        47.8              10.0                                 57.8
     Prepaid expenses and other                          2.8               4.5                                  7.3
                                              ---------------   ---------------   ---------------    ---------------
               Total current assets                     98.8              50.1             (14.7)             134.2

Property, plant & equipment, net                        21.7             201.4              12.1 (4)          235.2
Deferred tax asset, net                                 17.3                 -                                 17.3
Other intangibles                                          -               1.0             146.8 (5)          147.8
Goodwill                                               148.7               9.6             276.3 (5)          434.6
Pension asset                                           12.3                 -                                 12.3
Other assets                                             2.0              18.7               4.2 (1)           21.6
                                                                                            (0.4)(2)
                                                                                            (2.9)(6)
                                              ---------------   ---------------   ---------------    ---------------
                                                     $ 300.8           $ 280.8           $ 421.4          $ 1,003.0
                                              ===============   ===============   ===============    ===============

          LIABILITIES AND STOCKHOLDERS' EQUITY

Current portion of long term debt                          -            $ 20.8            $ 10.0 (1)         $ 30.8
Accrued expenses and other                            $ 18.1              27.4                                 45.5
                                              ---------------   ---------------   ---------------    ---------------
     Total current liabilities                          18.1              48.2              10.0               76.3

Long term debt                                          24.5             481.1              85.0 (1)          578.6
                                                                                           (24.5)(2)
                                                                                            12.5 (6)
Deferred tax liabilities                                                   4.7              40.7 (7)           45.4
Other liabilities                                        5.0               2.5                                  7.5

Common stock                                             0.2               0.1              (0.1)(8)            0.2
Preferred stock                                                                             31.7 (3)           31.7
Additional paid-in capital                              27.0             177.9            (177.9)(8)           26.2
                                                                                            (0.8)(3)
Treasury stock at cost                                  (8.7)                                8.5 (3)           (0.2)
Retained earnings                                      244.4            (420.3)            420.3 (8)          247.0
                                                                                            (0.4)(2)
                                                                                             3.0 (7)
Accumulated other comprehesive loss                     (9.7)            (13.4)             13.4 (8)           (9.7)
                                              ---------------   ---------------   ---------------    ---------------
  Total stockholders' equity                           253.2            (255.7)            297.7              295.2
                                              ---------------   ---------------   ---------------    ---------------
                                                     $ 300.8           $ 280.8           $ 421.4          $ 1,003.0
                                              ===============   ===============   ===============    ===============

M & F Worldwide Corp.
Unaudited Pro Forma Condensed Statement of Income
April 1, 2001
(In millions, except per share data)

                                                        Historical                                            Pro Forma
                                                           M&F           Historical                              M&F
                                                        Worldwide        Panavision        Pro Forma          Worldwide
                                                      April 1, 2001     April 1, 2001     Adjustments       April 1, 2001
                                                      ---------------  ----------------  --------------    ----------------
Camera rental                                                                   $ 37.0                              $ 37.0
Lighting rental                                                                    7.9                                 7.9
Net sales and other                                           $ 25.0               8.9                                33.9
                                                      ---------------  ----------------                    ----------------
 Total revenues                                                 25.0              53.8                                78.8

Cost of camera rental                                                            (15.0)           (0.3)(1)           (15.3)
Cost of lighting rental                                                           (6.9)                               (6.9)
Cost of sales and other                                        (13.0)             (4.8)                              (17.8)
                                                      ---------------  ----------------  --------------    ----------------
Gross margin                                                    12.0              27.1            (0.3)               38.8

Selling, general and administrative expense                     (2.4)            (15.8)           (3.6)(2)           (21.8)
Gain on pension reversion                                       11.0                                                  11.0
                                                      ---------------  ----------------  --------------    ----------------
Operating income                                                20.6              11.3            (3.9)               28.0
Interest expense                                                (0.2)            (11.9)           (1.6)(3)           (13.7)
Other, net                                                         -              (0.1)              - (4)            (0.1)
                                                      ---------------  ----------------  --------------    ----------------
Income before income taxes                                      20.4              (0.7)           (5.5)               14.2
Provision for income taxes                                     (11.4)             (0.7)            1.3 (5)           (10.8)
                                                      ---------------  ----------------  --------------    ----------------
Net income                                                       9.0              (1.4)           (4.2)                3.4
Preferred stock dividend                                           -                              (0.1)(6)            (0.1)
                                                      ---------------  ----------------  --------------    ----------------
Net income available to common stockholders                    $ 9.0            $ (1.4)         $ (4.3)              $ 3.3
                                                      ===============  ================  ==============    ================

Basic and diluted earnings per share:

Common stock- undistributed earnings                          $ 0.47           $ (0.15)                             $ 0.12
                                                      ===============  ================                    ================

Preferred stock- distributed earnings                                                                               $ 0.02
Preferred stock- undistributed earnings                                                                               0.12
                                                                                                           ----------------
  Total preferred stock                                                                                             $ 0.14
                                                                                                           ================

Weighted average shares outstanding:

Common stock                                                    19.1               8.8                                20.6
Preferred stock                                                    -                 -                                 6.2
                                                      ---------------  ----------------                    ----------------
  Total shares outstanding                                      19.1               8.8                                26.8
                                                      ===============  ================                    ================


M & F Worldwide Corp.
Unaudited Pro Forma Condensed Statement of Income
December 31, 2000
(In millions, except per share data)

                                                        Historical                                            Pro Forma
                                                           M&F           Historical                              M&F
                                                        Worldwide        Panavision                           Worldwide
                                                        December 31,     December 31,      Pro Forma        December 31,
                                                           2000             2000          Adjustments           2000
                                                      ---------------  ----------------  --------------    ----------------
Camera rental                                                                  $ 130.0                             $ 130.0
Lighting rental                                                                   40.3                                40.3
Net sales and other                                           $ 91.8              34.3                               126.1
                                                      ---------------  ----------------                    ----------------
 Total revenues                                                 91.8             204.6                               296.4

Cost of camera rental                                                            (61.1)           (1.1)(1)           (62.2)
Cost of lighting rental                                                          (30.0)                              (30.0)
Cost of sales and other                                        (47.9)            (19.2)                              (67.1)
                                                      ---------------  ----------------  --------------    ----------------
Gross profit                                                    43.9              94.3            (1.1)              137.1
Selling, general and administrative expense                     (8.9)            (63.5)          (14.3)(2)           (86.7)
Other, net                                                       0.2                                                   0.2
                                                      ---------------  ----------------  --------------    ----------------
Operating income                                                35.2              30.8           (15.4)               50.6
Interest expense                                                (3.1)            (48.6)           (8.6)(3)           (60.3)
Other, net                                                       0.1              (0.9)              - (4)            (0.8)
                                                      ---------------  ----------------  --------------    ----------------
Income before income taxes                                      32.2             (18.7)          (24.0)              (10.5)
Provision for income taxes                                     (13.1)             (4.9)            5.9 (5)           (12.1)
                                                      ---------------  ----------------  --------------    ----------------
Net income                                                      19.1             (23.6)          (18.1)              (22.6)
Preferred stock dividend                                           -                              (0.3)(6)            (0.3)
                                                      ---------------  ----------------  --------------    ----------------
Net income available to common stockholders                   $ 19.1           $ (23.6)        $ (17.8)            $ (22.3)
                                                      ===============  ================  ==============    ================

Basic and diluted earnings per share:

Common stock- undistributed earnings                          $ 0.96           $ (2.83)                            $ (0.83)
                                                      ===============  ================                    ================

Preferred stock- distributed earnings                                                                               $ 0.05
Preferred stock- undistributed earnings                                                                              (0.83)
                                                                                                           ----------------
  Total preferred stock                                                                                            $ (0.78)
                                                                                                           ================

Weighted average shares outstanding:

Common stock                                                    20.0               8.4                                20.6
Preferred stock                                                    -                 -                                 6.2
                                                      ---------------  ----------------                    ----------------
  Total shares outstanding                                      20.0               8.4                                26.8
                                                      ===============  ================                    ================

Notes to Unaudited Pro Forma Financial Data (dollars in millions)

A.   Pro forma balance sheet adjustments

(1) Reflects borrowings of $95.0 under the Amended Credit Agreement, net of related fees and expenses.
(2) Reflects the repayment of borrowings under the Credit Agreement and the writeoff of related deferred financing costs of $.4.
(3) Reflects the issuance to PX Holding of 1.5 million shares of M&F common stock issued out of treasury, 6.1 million shares of M&F Preferred Stock and the payment to PX Holding of $80.0 in cash in connection with the Panavision Acquisition, including fees and expenses of $1.0.
(4) Reflects the preliminary allocation of purchase price based on the Company's 83.5% ownership interest to Panavision's property, plant and equipment to reflect the estimated fair market value of tangible assets acquired in connection with the Panavision Acquisition.
(5) Reflects the preliminary allocation of purchase price based on the Company's 83.5% ownership interest to Panavision's intangible assets, including trademarks, workforce and goodwill in connection with the Panavision Acquisition.
(6) Reflects the preliminary allocation of purchase price based on the Company's 83.5% ownership interest to discount to fair value Panavision's Senior Subordinated Discount Notes using the interest rate on the Amended Credit Agreement and to writeoff the related deferred financing costs.
(7) Reflects the adjustment to deferred tax liability to reflect the tax effects of the purchase price allocation and the elimination of the valuation allowance on a portion of Panavision's net operating loss carryforwards, of which $3.0 is reflected as a credit to retained earnings.
(8) Reflects the elimination of the historical stockholders' equity of Panavision.

Notes to Unaudited Pro Forma Financial Data (dollars in millions)

B.   Pro forma statement of income adjustments

(1) Reflects additional depreciation of property, plant and equipment based on a preliminary allocation of the purchase price in connection with the Panavision Acquisition over a weighted average useful life of 11.4 years.
(2) Reflects the amortization of intangible assets including workforce, trademarks and goodwill arising from a preliminary allocation of the purchase price in connection with the Panavision Acquisition over estimated useful lives ranging from 15-30 years.
(3) Reflects the (a) elimination of interest expense on the Company's Credit Agreement, (b) interest on the Amended Credit Agreement assuming the Panavision Acquisition occurred on January 1, 2000 and only scheduled repayments are made on the Amended Credit Agreement and (c) amortization of premium related to the purchase accounting adjustment to Panavision's Senior Subordinated Discount Notes.
(4) Reflects the elimination of historical amortization of deferred debt issuance related to the Company's Credit Agreement, the elimination of 83.5% of the historical amortization of deferred financing costs related to Panavision's Senior Subordinated Discount Notes and the additional amortization of debt issuance costs related to the Amended Credit Agreement.
(5) Reflects the tax benefit of the purchase accounting adjustments, excluding goodwill amortization, at an effective rate of 40%.
(6)  Reflects the dividend on the preferred stock at a rate of $.05 per share.